Amplify Bloomberg U.S. Treasury Target High Income ETF
Schedule of Investments
December 31, 2024 (Unaudited)

EXCHANGE TRADED FUNDS - 60.9%	Shares	Value
iShares 20+ Year Treasury Bond ETF (a)(b)	47,503	$4,148,437
TOTAL EXCHANGE TRADED FUNDS (Cost $4,360,975)		4,148,437

U.S. TREASURY SECURITIES - 38.5%	Par	Value
United States Treasury Note/Bond, 4.25%, 08/15/2054	2,873,000	2,629,244
TOTAL U.S. TREASURY SECURITIES (Cost $2,734,231)		2,629,244

SHORT-TERM INVESTMENTS - 1.2%	Shares	Value
Money Market Funds - 1.2%
Invesco Government & Agency Portfolio - Institutional Class, 4.42% (c)	84,047	84,047
TOTAL SHORT-TERM INVESTMENTS (Cost $84,047)		84,047

TOTAL INVESTMENTS - 100.6% (Cost $7,179,253)		6,861,728
Liabilities in Excess of Other Assets - (0.6)%		(35,508)
TOTAL NET ASSETS - 100.0%		$6,826,220
two		–%
Percentages are stated as a percent of net assets.		–%

(a)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(b)	Held in connection with written option contracts. See Schedule of Options Written for further information.
(c)	The rate shown represents the 7-day annualized effective yield as of December 31, 2024.

Amplify Bloomberg U.S. Treasury Target High Income ETF
Schedule of Written Options
December 31, 2024 (Unaudited)

WRITTEN OPTIONS - (0.2)%	Notional Amount	Contracts	Value
Call Options - (0.2)%
iShares 20+ Year easury Bond ETF, Expiration: 01/03/2025; Exercise Price: $87.50 (a)(b)	$(2,768,361)	(317)	$(10,914)
TOTAL WRITTEN OPTIONS (Premiums received $13,314)			$(10,914)

Percentages are stated as a percent of net assets.

(a)	Exchange-traded.
(b)	100 shares per contract.

Summary of Fair Value Disclosure as of December 31, 2024 (Unaudited)

Amplify Bloomberg U.S. Treasury Target High Income ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of December 31, 2024:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Exchange Traded Funds	$4,148,437	$–	$–	$4,148,437
U.S. Treasury Securities	–	2,629,244	–	2,629,244
Money Market Funds	84,047	–	–	84,047
Total Investments	$4,232,484	$2,629,244	$–	$6,861,728

Liabilities:
Investments:
Written Options	$–	$(10,914)	$–	$(10,914)
Total Investments	$–	$(10,914)	$–	$(10,914)

Refer to the Schedule of Investments for further disaggregation of investment categories.